UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): June 20, 2005

AMS HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-13343	73-1323256
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

711 NE 39th Street, Oklahoma City, OK	73105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 842-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

      On June 20, 2005, upon the recommendation of its audit committee, AMS Health Sciences, Inc. engaged Cole and Reed P.C., Oklahoma City, Oklahoma, as its principal accountant.

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AMS HEALTH SCIENCES, INC.

REGGIE COOK
By: Reggie Cook
Chief Financial Officer

Date: June 20, 2005